26 Geological phenomenon - Alagoas	12 Months Ended
Dec. 31, 2019
Geological Phenomenon - Alagoas
Geological phenomenon - Alagoas

26	Geological phenomenon - Alagoas

The Company operated, unti May 2019, salt mining wells located in the city of Maceió, state of Alagoas, with the purpose of supplying raw material to its chlor-alkali and dichloroethane plant. Right after a geological phenomenon in the region in March 2018, the Company started studies through independent specialist institutions to identify the causes of the geological phenomenon and measures to be taken.

In May 2019, the Brazilian Geological Service (CRPM) issued a report on the phenomenon claiming its causes were related to Braskem’s salt mining operations. This geological phenomenon of unknown causes is being investigated, which requires a series of studies. Given the soil instability in the districts of Pinheiro, Mutange, Bebedouro and Bom Parto and the risk for residents in the region, on May 9, 2019, Braskem decided to suspend its salt mining activities and the operation of its chlor-alkali and dichloroethane plant.

With support from independent institutions and nationally and internationally renowned specialists, the Company conducted and has been conducting studies focusing on (i) identifying the causes of the geological phenomenon; and (ii) analyzing the situation of the wells. The studies have been shared with the National Mining Agency (ANM), with which the Company has been maintaining constant dialogue.

On November 14, 2019, Braskem presented to the ANM measures for definitively shutting down its salt mining activities in Maceió, with the closure of its wells, and proposed the creation of a protective area surrounding certain wells as a precautionary measure to ensure public safety. These measures are based on a study conducted by the Institute of Geomechanics of Leipzig (IFG), in Germany, an international reference in the geomechanics of salt wells, and are being adopted in coordination with the Brazilian Civil Defense and other authorities.

On December 31, 2019, based on its assessment and on that of its external legal advisors, and considering the existing information, the dialogue with authorities and the best estimate of expenses with the various safety measures for residents, the Company recorded a provision of R$3,383.067, of which R$1,450.476 is under current liabilities and R$1,932,591 is under non-current liabilities. Due to the inherent change in the assumptions related to the provisions arising from new facts and circumstances, execution time and extent of the action plans, the findings of future studies conducted by experts and the outcome of pending lawsuits, the provision may be adjusted over time to reflect new developments.

The aggregate amount of this provision could vary in accordance with the current phase of ongoing negotiations with the authorities for reaching a potential environmental agreement involving especially a solution for stabilizing the salt wells located in the region affected by the geological phenomena. For Braskem, the goal of a potential agreement is to afford greater legal security for its plan involving the actions being studied, with the suspension and/or termination of the processes currently in place for this material. The potential agreement is still highly uncertain and subject to the conclusion of ongoing negotiations and to approval by the Company and the competent Authorities. Therefore, the provisions recognized in these consolidated financial statements do not include the result of this potential agreement, since it is not possible to reliably estimate the amount or to ensure that the ongoing negotiations will be successful. The estimate of the economic impact of the potential agreement will depend on (i) any agreement on the environmental recovery plan and a detailed assessment of the estimates of the amounts to be disbursed, (ii) an analysis of the detailed scope of this plan to determine its correspondence to the initiatives and amounts for which provisions already have been accrued; and (iii) the moment of the execution of the plan and expenditures, which will impact the present value of obligations. All accounting impacts, if any, will be recognized in the period in which such agreement is executed.

The main factors of the provision result from:

a.	Support for relocating and compensation for the residents of the Risk Areas, under the Agreement entered into with the State Prosecution Office (MPE), the State Public Defender’s Office (DPE), the Federal Prosecution Office (MPF) and the Federal Public Defender’s Office (DPU), see details of the Agreement entered into in item (i) below, as well as of the Protection Area, which was demarcated based on the extension of the radius of the wells with anomalies that were identified using sonar.

The provision in the amount of R$1,687,700 encompasses expenses with actions such as:

·	Reallocation, rent allowance, household goods transportation and furniture storage;
·	Negotiation of individual settlements for compensation of the residents affected.

b.	Actions for closing and monitoring the salt wells: based on the findings of sonars and geomechanics studies, Braskem has planned stabilization and monitoring actions for all 35 existing salt mining wells:

·	For four of them, the recommendation is that they be filled with solid material, a process that should take three years;
·	For the other 31 wells, the recommended actions are conventional closure, confirmation of the status of natural filling and monitoring;
·	For 15 wells, including the four to be filled with solid material, the recommendation is that a protection area be created in the surrounding area and that they be monitored.

The total expenses estimated for implementation of these measures in the 35 wells is R$1,011,695, calculated based on the existing techniques and possible solutions for the current conditions of the wells, which could change in the future based on new studies and natural alterations in the structure of the wells over time;

c.	Other measures not covered by the Agreement are (i) actions related to the Technical Cooperation Agreements entered into with the Civil Defense; (ii) agreement with the Labor Prosecution Office (MPT) in the amount of R$40 million (note 26.1 (ii)); (iii) matters classified as a present obligation for the Company, even if not yet formalized; and (iv) expenses with engaging external advisors and experts to conduct studies for understanding the geological phenomenon and supporting the execution of the actions recommended by the studies. The expenses estimated and included in the accounting provision related to these additional measures amount to R$683,672 and are subject to changes as the studies and actions in the region advance.

Under the terms of the Agreement, after the transfer of ownership of the properties, the Company undertakes to hire a third party specialized in private surveillance for the care and safety of the area and to adopt necessary measures to prevent proliferation of vectors of diseases to people and animals. The definition of the necessary measures for the recovery of areas potentially impacted by salt mining activities depends on diagnosis of the area and further discussion between the Company and the competent authorities (including ANM).

All obligations assumed under the Agreement do not constitute the recognition of culpability or liability by the Company for the relocation of the people from the risk areas. Braskem will continue to collaborate with the authorities, with the support of independent experts, to identify the causes of the geological events and the implementation of actions to ensure the safety of the communities in the affected districts.

The Company is negotiating with its insurers the coverage of its insurance policies. These negotiations are in the early stages. Therefore, the payment of compensation will depend on an assessment of the insurance coverage under these policies. Given the uncertainties regarding the matter, no payment of compensation was recognized in the consolidated financial statements of the Company.

26.1	Lawsuits pending

In the context of this event, the following lawsuits were filed against the Company:

(i)	Public-Interest Civil Action (ACP) filed by the Alagoas State Prosecution Office (MPE) and the Alagoas State Public Defender’s Office (DPE) – Reparation for residents

This action sought a preliminary injunction for the freezing of R$3.7 billion and the award of damages for losses caused to the residents of the districts of Pinheiro, Mutange and Bebedouro, which was estimated by Plaintiffs at R$7.1 billion.

On January 3, 2020, the court ratified the Agreement to Support the Relocation of People in Risk Areas (“Agreement”), entered into by Braskem and the State Prosecution Office (“MPE”), the State Public Defender’s Office (“DPE”), the Federal Prosecution Office (“MPF”) and the Federal Public Defender’s Office (“DPU”). The Agreement was ratified by the Federal Judge of the 3rd Court of the State of Alagoas and produced the following effects:

(i)	Unfreezing of R$3.7 billion (*) previously frozen from the cash balance of Braskem in the context of the Public-Interest Civil Action,
(ii)	Substitution of the guarantee insurance already offered by the Company to the Court, in the amount of approximately R$6.4 billion, by two guarantee insurance in the aggregate amount of approximately R$3 billion, of which R$2 billion is to secure the Public-Interest Civil Action filed by the DPE and MPE and R$1 billion is to secure the Public-Interest Civil Action filed by the MPF;
(iii)	Elimination of the risk of another freezing of accounts in connection with the Public-Interest Civil Action;
(iv)	Dismissal of the action in part with regard to the residents of the area envisaged in the Agreement who opt to enter into individual settlements with the Company to receive financial compensation for relocating from the area.

(*) The unfreezing took place in January 2020. On December 31, 2019, the updated amount is presented in the caption judicial deposits in current assets in the amount of R$2,571,683 and in non-current assets in the amount of R$1,174,424 corresponding to the long-term portion of the payment schedule.

The Agreement aims to regulate cooperative actions for the relocation of residents from the risk areas and for ensuring their safety without any recognition of fault or causal connection between the geological phenomenon and the activities of the Company. The Agreement area encompasses approximately 4,500 real properties and 17,000 residents, who will be benefited by the Financial Compensation and Support for Relocation Program (“Program”) previously implemented by Braskem only for residents affected by the implementation of the protection area.

The Program provides for relocation allowance, rent allowance, household goods transportation, costs with real estate agency, furniture storage costs and assistance from psychologists and social workers. A Residents Center was created with a structure dedicated exclusively to serving and supporting the residents of the districts located in the risk area.

Three Technical Cooperation Agreements were entered into with the Municipal Government of Maceió and the Civil Defense with the aim of establishing a mutual cooperation between the parties for activities to mitigate risks and to ensure public safety. The agreements encompass the execution of studies to understand the phenomenon (high-resolution seismic survey, analysis and seismic survey of the lake, airborne gravimetry, etc.), structure of the monitoring network in the districts and region of the salt wells, installation of a meteorological station, donation of equipment to the Municipal Civil Defense, among other things.

To implement the actions envisaged in the Agreement, the Company undertook to maintain R$1.7 billion in a checking account, with minimum working capital of R$100 million, whose transactions will be verified by an external audit company.

(ii)	Public-Interest Civil Action filed by the Alagoas State Labor Prosecution Office (MPT-AL) – Reparation for workers

Public-Interest Civil Action with a preliminary injunction to freeze a total of R$2.5 billion to guarantee any indemnification for material damages to workers affected by the geological phenomenon. In said lawsuit, the MPT-AL also claims indemnification of the workers for moral damages of R$1 billion and other obligations in the amount of R$125 million, totaling the value of R$3.6 billion.

On October 10, 2019, the tenured judge of the lawsuit denied the injunction sought by the MPT-AL.

On February 14, 2020, the Company entered into an agreement with the Labor Prosecution Office (MPT) in the amount of R$40 million for implementation of the Program for Recovery of Business and Promotion of Educational Activities for residents and workers from the districts affected by the geological phenomenon. The program consists of support for the construction of daycare centers and schools and for administering professional training programs, as well as support for the Civil Defense to hire skilled professionals to continue monitoring the risk areas in the districts affected.

With the agreement, the MPT agreed to end the public-interest civil action, releasing Braskem from all claims after the Company makes a judicial deposit of R$40 million, which will be done within 10 business days as from ratification of the agreement by the judge, what occurred on March 3, 2020.

(iii)	Public-Interest Civil Action filed by the Alagoas State Federal Prosecution Office (MPF-AL) – Social-environmental reparation

Public-Interest Civil Action against Braskem and other defendants seeking approximately R$28.7 billion for social, environmental and property damages, as well as various other corrective and environmental compliance measures, safety plans and the suspension of the Company’s government benefits.

In the preliminary injunction phase, the following main claims were made: (i) the accrual of an own private fund in the initial amount of R$3.1 billion for the execution of social and environmental programs and of emergency measures, and the maintenance in said fund of working capital in the amount of R$2 billion or, after the financial schedule is approved, an amount equivalent to 100% of the expenses projected for the subsequent 12-month period; (ii) the presentation of guarantees in the amount of R$R$20,5 billion; (iii) a prohibition on the encumbrance or divestment of any of the Company’s fixed assets and on the distribution of profits; (iv) a court-ordered freeze of any profits not distributed as of the date hereof; and (v) a suspension of financing with the Brazilian Development Bank (BNDES) and of government incentives, as well as on the prepayment of financial transactions with the BNDES.

In January 2020, the judge of the 3rd Federal Court of Alagoas denied the preliminary requests of the Alagoas State Federal Prosecution Office against the Company stated above.

The Management, supported by the opinion of the external legal advisors, classifies the probability of loss in this case as possible.

(iv)	Action for Damages – Pinheiro District Property

Action for Damages filed by Construtora H. Lobo (under court-supervised reorganization), a Contractor that claimed it suffered damages and loss of profits due to an agreement to purchase from Braskem a property in the District of Pinheiro. Said agreement was terminated by Braskem due to lack of payment by the Contractor. Nevertheless, the Contractor claims that Braskem omitted information on the existence of structural problems in the deactivated salt mining wells located on said property. The plaintiff is claiming damages of R$141 million.

The Management, supported by the opinion of the external legal advisors, classifies the probability of loss in this case as possible.

26.2	Other expenses

Due to the shutting down of its salt mining activities, the Company written-off the property, plant and equipment related to the wells in the amount of R$35,078.

26.3	Industrial activity

Since the shutdown of its salt mining activities, the Company has been working to adapt its chlor-alkali plant to operate with solid salt to be acquired in the domestic market and/or imported from other regions. The Company expects to resume its industrial activities during the first half of 2020.